                                                                   Exhibit 10(A)

                                                                [EXECUTION COPY]
                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of April 30, 2002, is made by and among Big Lots Stores, Inc., an Ohio corporation (formerly known as Consolidated Stores Corporation) (the "BORROWER"), each of the Guarantors (as defined in the Credit Agreement defined below), the Banks (as defined in the Credit Agreement defined below), National City Bank in its capacity as administrative agent for the Banks under the Credit Agreement (the "ADMINISTRATIVE AGENT") and as Lead Arranger and a Managing Agent, Fleet National Bank, as Syndication Agent and a Managing Agent, PNC Bank, National Association and Wachovia Bank, National Association (formerly, First Union National Bank), as Documentation Agents and Managing Agents, and Bank of America, N.A., The Bank of New York, and U.S. Bank National Association (formerly known as Firstar Bank, N.A.), as Managing Agents.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that Credit Agreement, dated as of May 8, 2001, as amended by that First Amendment to Credit Agreement, dated as of October 20, 2001, and that Second Amendment to Credit Agreement, dated as of February 25, 2002 (as so amended, the "CREDIT AGREEMENT"), and desire to amend a term thereof as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," "hereby," and similar references contained in the Credit Agreement, and each reference to "this Agreement" and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.

2.       Amendment of Credit Agreement - Modification to Borrowing Base
Definition.

                  The definition of "BORROWING BASE" set forth at Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended at Clause (b) of such definition to change "seventy percent (70%)" to "eighty percent (80%)".

                  No other change is made to the Credit Agreement.

3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Banks, after giving effect to this Amendment, as follows:

                  A. The execution and delivery by the Loan Parties of this Amendment have been duly authorized by all necessary corporate or company, as the case may be, proceedings on the part of each Loan Party; on the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations; and

                  B. After giving effect to the amendment made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date..

4. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent from each of Borrower, the Loan Parties, and the Required Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Administrative Agent) that such party has signed a counterpart hereof.. Upon the effectiveness hereof, the Credit Agreement shall be amended hereby in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant to the Credit Agreement.

5. Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.

7. Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile transmission will constitute effective and binding execution and delivery.


                            [SIGNATURE PAGES FOLLOW]

                   [SIGNATURE PAGE 1 OF 19 TO THIRD AMENDMENT]



                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

                                    BORROWER:

                                    BIG LOTS STORES, INC. (formerly
                                    CONSOLIDATED STORES CORPORATION, an
                                    Ohio corporation)



                                    By: /s/Jeffrey G. Naylor
                                        ----------------------------------------
                                    Name: Jeffrey G. Naylor
                                         ---------------------------------------
                                    Title: Senior Vice President, CFO
                                           -------------------------------------

                   [SIGNATURE PAGE 2 OF 19 TO THIRD AMENDMENT]



                                   GUARANTORS:

                                   BIG LOTS, INC., an Ohio corporation (formerly CONSOLIDATED STORES CORPORATION, a
                                   Delaware corporation)


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   MAC FRUGAL'S BARGAINS - CLOSE-OUTS, INC., a Delaware corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   TRO, INC., an Illinois corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   CAPITAL RETAIL SYSTEMS, INC., an Ohio
                                   corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   PNS STORES, INC., a California corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------

                   [SIGNATURE PAGE 3 OF 19 TO THIRD AMENDMENT]



                                   WEST COAST LIQUIDATORS, INC., a California corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   C.S. ROSS COMPANY, an Ohio corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   CSC DISTRIBUTION, INC., an Alabama
                                   corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   CLOSEOUT DISTRIBUTION, INC., a Pennsylvania corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   INDUSTRIAL PRODUCTS OF NEW ENGLAND,
                                   INC., a Maine corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------

                   [SIGNATURE PAGE 4 OF 19 TO THIRD AMENDMENT]



                                   TOOL AND SUPPLY COMPANY OF NEW
                                   ENGLAND, INC., a Delaware corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   MIDWESTERN HOME PRODUCTS, INC.,  a
                                   Delaware corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   MIDWESTERN HOME PRODUCTS COMPANY,
                                   LTD., an Ohio corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   CONSOLIDATED PROPERTY HOLDINGS, INC., a
                                   Nevada corporation


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   GREAT BASIN LLC, a Delaware limited liability company


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------

                   [SIGNATURE PAGE 5 OF 19 TO THIRD AMENDMENT]



                                   SONORAN LLC, a Delaware limited liability company


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   SAHARA LLC, a Delaware limited liability company


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------


                                   DURANT DC, LLC (formerly DDC, LLC), a
                                   Delaware limited liability company


                                   By: /s/Jeffrey Naylor
                                       -----------------------------------------
                                   Title: Sr. V.P., CFO
                                          --------------------------------------

                   [SIGNATURE PAGE 6 OF 19 TO THIRD AMENDMENT]



                                   ADMINISTRATIVE AGENT:

                                   NATIONAL CITY BANK, individually and as
                                   Administrative Agent, Lead Arranger and
                                   Managing Agent


                                   By: /s/ Ralph A Kaparos
                                       -----------------------------------------
                                   Name: Ralph A Kaparos
                                         ---------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------

                   [SIGNATURE PAGE 7 OF 19 TO THIRD AMENDMENT]



                                   SYNDICATION AGENT:

                                   FLEET NATIONAL BANK, individually and as Syndication Agent and a Managing Agent


                                   By: /s/ Judith E. Kelly
                                       -----------------------------------------
                                   Name: Judith Kelly
                                         ---------------------------------------
                                   Title: Director
                                          --------------------------------------

                   [SIGNATURE PAGE 8 OF 19 TO THIRD AMENDMENT]



                                   OTHER AGENTS:

                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (formerly, FIRST UNION NATIONAL BANK),
                                   individually and as Documentation Agent and a Managing Agent


                                   By: /s/ Stephen Dorosh
                                       -----------------------------------------
                                   Name: Stephen Dorosh
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                   [SIGNATURE PAGE 9 OF 19 TO THIRD AMENDMENT]



                                   PNC BANK, NATIONAL ASSOCIATION,
                                   individually and as a Documentation Agent and a Managing Agent


                                   By: /s/ Bruce A. Kintner
                                       -----------------------------------------
                                   Name: Bruce A. Kintner
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 10 OF 19 TO THIRD AMENDMENT]



                                   BANK OF AMERICA, N.A., individually and as a Managing Agent


                                   By: /s/ Amy Krovocheck
                                       -----------------------------------------
                                   Name: Amy Krovocheck
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 11 OF 19 TO THIRD AMENDMENT]



                                   THE BANK OF NEW YORK, individually and as a
                                   Managing Agent


                                   By: /s/ William Barnum
                                       -----------------------------------------
                                   Name: William Barnum
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 12 OF 19 TO THIRD AMENDMENT]



                                   U.S. BANK NATIONAL ASSOCIATION (formerly
                                   FIRSTAR BANK, N.A.), individually and as a Managing Agent


                                   By: /s/ Thomas L. Bayer
                                       -----------------------------------------
                                   Name: Thomas L. Bayer
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 13 OF 19 TO THIRD AMENDMENT]



                                   OTHER BANKS:

                                   GUARANTY BANK


                                   By:  /s/ Scott L. Brewer
                                      ------------------------------------------
                                   Name: Scott L. Brewer
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 14 OF 19 TO THIRD AMENDMENT]



                                   HIBERNIA NATIONAL BANK


                                   By:  /s/ Matt Breaux
                                        ----------------------------------------
                                   Name: Matt Breaux
                                         ---------------------------------------
                                   Title: Portfolio Manager
                                          --------------------------------------

                  [SIGNATURE PAGE 15 OF 19 TO THIRD AMENDMENT]



                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By:  /s/ David M. Bacon
                                        ----------------------------------------
                                   Name: David M. Bacon
                                         ---------------------------------------
                                   Title: Loan Officer
                                          --------------------------------------

                  [SIGNATURE PAGE 16 OF 19 TO THIRD AMENDMENT]



                                   THE FIFTH THIRD BANK, CENTRAL OHIO


                                   By:  /s/ Kim Dennis
                                        ----------------------------------------
                                   Name: Kim Dennis
                                         ---------------------------------------
                                   Title: Assistant Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 17 OF 19 TO THIRD AMENDMENT]



                                   WELLS FARGO BANK, NATIONAL ASSOCIATION


                                   By:  /s/ Steven M. Buehler
                                        ----------------------------------------
                                   Name: Steven M. Buehler
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   By:  /s/ Melissa Nachman
                                        ----------------------------------------
                                   Name: Melissa Nachman
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 18 OF 19 TO THIRD AMENDMENT]



                                   THE HUNTINGTON NATIONAL BANK


                                   By:  /s/ Mark A. Koscielski
                                        ----------------------------------------
                                   Name: Mark A. Koscielski
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                  [SIGNATURE PAGE 19 OF 19 TO THIRD AMENDMENT]



                                   SOUTHTRUST BANK


                                   By:  /s/ Jon R. Hauseman
                                       -----------------------------------------
                                   Name: Jon R. Hauseman
                                         ---------------------------------------
                                   Title: Group Vice President
                                          --------------------------------------